SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 31, 2001
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

     On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On October 31, 2001 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended September 30, 2001, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended September 30, 2001 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  November 15, 2001                    By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                    EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                September 30,  February 28,
                                                    2001          2001
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    5,296    $    4,700
    Accounts Receivable, Net                             --        40,692
    Inventories                                      39,156       245,584
    Other Receivables                                15,892        18,710
    Prepaid Expenses                                  6,384        18,317
                                                  ---------     ---------
    Total Current Assets                             66,728       328,003
                                                  ---------     ---------

    Land and Buildings                               39,949       103,525
    Fixtures, Furniture and Vehicles                 10,766        99,925
    Leasehold Improvements                           24,348       151,898
    Construction in Progress                            108           434
                                                  ---------     ---------
    Total Property and Equipment                     75,171       355,782
    Accumulated Depreciation and Amortization        21,742       160,496
                                                  ---------     ---------
    Property and Equipment, Net                      53,429       195,286
                                                  ---------     ---------

    Other Assets                                    115,635       137,919
                                                  ---------     ---------
    TOTAL ASSETS                                 $  235,792    $  661,208
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $   10,225
    Accounts Payable                                   (355)       29,511
    Accrued Expenses                                 23,423        53,489
    Deferred Revenue                                  8,139        23,662
                                                  ---------     ---------
    Total Current Liabilities                        31,207       116,887
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --        15,000
    Liabilities Subject to Compromise               727,530       761,374

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,525       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (885,341)     (594,449)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (522,945)     (232,053)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  235,792    $  661,208
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    Seven Months Ended
                                          September 30, 2001  September 30, 2001
                                          ------------------  ------------------

Sales                                              $ 26,152           $ 256,878
Costs of Sales                                       14,565             157,650
                                                    -------            --------
    Maintained Margin                                11,587              99,228

Finance Income                                           46                 406
Insurance Income                                         19                 159
Other Income                                          1,867              13,720
                                                    -------            --------
    Total Income                                     13,519             113,513

Store Salaries Expense                                3,692              38,094
Advertising Expense                                   2,268              26,268
Store Rent & Amortization Expense                     1,551              21,036
Store Selling, General & Administrative Expense       5,537              48,456
Corporate General & Administrative Expense            2,110              29,184
Distribution Expense                                  1,653              26,354
Interest Expense                                         76               2,707
                                                    -------            --------
    Total Operating Expense                          16,887             192,099

Operating Loss Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes        (3,368)            (78,586)

Reorganization Items:
  Store and Distribution Center Exit Costs          (11,160)           (184,858)
  Credit Operations Exit Costs                          187             (15,524)
  Asset Impairment                                   (1,000)             (7,138)
  Interest Income                                        --                   2
  Trustee Fees                                           --                 (23)
  Professional Fees                                  (1,113)             (9,605)
                                                    -------            --------
     Total Reorganization Items                     (13,086)           (217,146)

Delivered Sales Adjustment                             (222)              5,828
                                                    -------            --------
Loss Before Income Taxes                            (16,676)           (289,904)
Income Taxes                                            762                 988
                                                    -------            --------
Net Loss                                           $(17,438)          $(290,892)
                                                    =======            ========

Loss per Share                                     $  (0.29)          $   (4.79)

Diluted Shares                                       60,763              60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Seven Months Ended
                                          September 30, 2001  September 30, 2001
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                          $(17,438)          $(290,892)
Adjustments to reconcile net loss to net cash
 provided by operating activities:
   Depreciation and amortization                       377               8,953
   Reorganization items                             13,086             217,146
   Change in operating assets and liabilities:
       Accounts receivable                             187              25,249
       Other receivables                             3,071               7,146
       Inventories                                   2,191              98,224
       Prepaid expenses                                132               3,592
       Deferred revenue                                479             (12,679)
       Accounts payable                             (2,711)            (13,018)
       Accrued expenses                              3,506             (10,643)
                                                 ---------           ---------
Net cash provided by operating activities            2,880              33,078
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                  (42)             (1,574)
  Disposals of property and equipment                   (1)              1,026
  Proceeds from dispositions of fixed
    assets - reorganization                             --              14,564
  Miscellaneous investments                         (1,473)             20,200
                                                 ---------           ---------
Net cash provided by (used in)
  investing activities                              (1,516)             34,216
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       (13)                (13)
  Payments of long-term debt                            (3)                (38)
  DIP proceeds (payments) - Revolving Facility          --             (10,225)
  DIP proceeds (payments) - Term Facility               --             (15,000)
  Restricted cash                                   (1,723)            (41,422)
                                                 ---------           ---------
Net cash used in financing activities               (1,739)            (66,698)
                                                 ---------           ---------
Net increase (decrease) in cash                       (375)                596
Cash at beginning of period                          5,671               4,700
                                                 ---------           ---------
Cash at end of period                           $    5,296          $    5,296
                                                 =========           =========
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